EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    12-May-04                                                         31-May-04

    Distribution Date:       BMW VEHICLE OWNER TRUST 2004-A            Period #
    25-Jun-04                ------------------------------

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

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    Balances
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                                                                                            Initial             Period End
          Receivables                                                                $1,500,120,934         $1,448,831,090
          Reserve Account                                                                $9,683,915            $10,554,669
          Yield Supplement Overcollateralization                                        $10,287,158             $9,906,017
          Class A-1 Notes                                                              $313,000,000           $262,091,296
          Class A-2 Notes                                                              $417,000,000           $417,000,000
          Class A-3 Notes                                                              $470,000,000           $470,000,000
          Class A-4 Notes                                                              $256,312,000           $256,312,000
          Class B Notes                                                                 $33,521,000            $33,521,000

    Current Collection Period
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          Beginning Receivables Outstanding                                          $1,500,120,934
          Calculation of Total Distribution Amount
               Regular Principal Distributable Amount
                     Receipts of Scheduled Principal                                    $30,359,202
                     Receipts of Pre-Paid Principal                                     $20,930,643
                     Liquidation Proceeds                                                        $0
                     Principal Balance Allocable to Gross Charge-offs                            $0
               Total Receipts of Principal                                              $51,289,845

               Interest Distribution Amount
                     Receipts of Interest                                                $5,510,561
                     Servicer Advances                                                     $270,241
                     Reimbursement of Previous Servicer Advances                                 $0
                     Accrued Interest on Purchased Receivables                                   $0
                     Recoveries                                                                  $0
                     Net Investment Earnings                                                 $2,990
               Total Receipts of Interest                                                $5,783,792

               Release from Reserve Account                                                      $0

          Total Distribution Amount                                                     $57,073,637

          Ending Receivables Outstanding                                             $1,448,831,090

    Servicer Advance Amounts
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          Beginning Period Unreimbursed Previous Servicer Advance                                $0
          Current Period Servicer Advance                                                  $270,241
          Current Reimbursement of Previous Servicer Advance                                     $0
          Ending Period Unreimbursed Previous Servicer Advances                            $270,241

    Collection Account
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          Deposits to Collection Account                                                $57,073,637
          Withdrawals from Collection Account
               Servicing Fees                                                            $1,250,101
               Class A Noteholder Interest Distribution                                  $3,903,140
               First Priority Principal Distribution                                             $0
               Class B Noteholder Interest Distribution                                    $140,937
               Regular Principal Distribution                                           $50,908,704
               Reserve Account Deposit                                                     $870,755
               Unpaid Trustee Fees                                                               $0
               Excess Funds Released to Depositor                                                $0
          Total Distributions from Collection Account                                   $57,073,637



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    Excess Funds Released to the Depositor
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               Release from Reserve Account                                          $0
               Release from Collection Account                                       $0
          Total Excess Funds Released to the Depositor                               $0

    Note Distribution Account
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          Amount Deposited from the Collection Account                      $54,952,781
          Amount Deposited from the Reserve Account                                  $0
          Amount Paid to Noteholders                                        $54,952,781

    Distributions
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          Monthly Principal Distributable Amount                        Current Payment    Ending Balance    Per $1,000      Factor
          Class A-1 Notes                                                   $50,908,704      $262,091,296       $162.65      83.74%
          Class A-2 Notes                                                            $0      $417,000,000         $0.00     100.00%
          Class A-3 Notes                                                            $0      $470,000,000         $0.00     100.00%
          Class A-4 Notes                                                            $0      $256,312,000         $0.00     100.00%
          Class B Notes                                                              $0       $33,521,000         $0.00     100.00%

          Interest Distributable Amount                                 Current Payment        Per $1,000
          Class A-1 Notes                                                      $451,416             $1.44
          Class A-2 Notes                                                      $936,397             $2.25
          Class A-3 Notes                                                    $1,498,908             $3.19
          Class A-4 Notes                                                    $1,016,419             $3.97
          Class B Notes                                                        $140,937             $4.20



    Carryover Shortfalls
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                                                                     Prior Period Carryover   Current Payment     Per $1,000
          Class A-1 Interest Carryover Shortfall                                     $0                $0            $0
          Class A-2 Interest Carryover Shortfall                                     $0                $0            $0
          Class A-3 Interest Carryover Shortfall                                     $0                $0            $0
          Class A-4 Interest Carryover Shortfall                                     $0                $0            $0
          Class B Interest Carryover Shortfall                                       $0                $0            $0


    Receivables Data
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                                                                       Beginning Period     Ending Period
          Number of Contracts                                                    65,043            63,994
          Weighted Average Remaining Term                                         50.47             49.49
          Weighted Average Annual Percentage Rate                                 4.77%             4.76%

          Delinquencies Aging Profile End of Period                       Dollar Amount        Percentage
               Current                                                   $1,362,254,961            94.02%
               1-29 days                                                    $78,417,458             5.41%
               30-59 days                                                    $8,126,383             0.56%
               60-89 days                                                       $32,287             0.00%
               90-119 days                                                           $0             0.00%
               120-149 days                                                          $0             0.00%
               Total                                                     $1,448,831,090           100.00%
               Delinquent Receivables +30 days past due                      $8,158,670             0.56%




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          Write-offs
               Gross Principal Write-Offs for Current Period                         $0
               Recoveries for Current Period                                         $0
               Net Write-Offs for Current Period                                     $0

               Cumulative Realized Losses                                            $0


          Repossessions                                                   Dollar Amount             Units
               Beginning Period Repossessed Receivables Balance                      $0                 0
               Ending Period Repossessed Receivables Balance                   $102,295                 5
               Principal Balance of 90+ Day Repossessed Vehicles                     $0                 0



    Yield Supplement Overcollateralization
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          Beginning Period Required Amount                                  $10,287,158
          Beginning Period Amount                                           $10,287,158
          Ending Period Required Amount                                      $9,906,017
          Current Period Release                                               $381,141
          Ending Period Amount                                               $9,906,017
          Next Distribution Date Required Amount                             $9,531,551

    Reserve Account
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          Beginning Period Required Amount                                   $9,683,915
          Beginning Period Amount                                            $9,683,915
          Net Investment Earnings                                                $2,990
          Current Period Deposit                                               $870,755
          Current Period Release to Collection Account                               $0
          Current Period Release to Depositor                                        $0
          Ending Period Required Amount                                     $25,181,175
          Ending Period Amount                                              $10,554,669

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